UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

November 10, 2005

(Date of earliest event reported)

SPACEHAB, Incorporated

(Exact name of registrant as specified in its charter)

Washington	0-27206	91-1273737
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

12130 State Highway 3, Building 1

Webster, Texas 77598

(Address of principal executive offices, including zip code)

(713) 558-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry Into a Material Definitive Agreement

On November 10, 2005, SPACEHAB, Incorporated (the “Company”) finalized their First Amendment to the Loan Agreement (the “Amendment”), dated as of September 30, 2005, between SPACEHAB, Incorporated (the “Borrower”) and Citibank Texas, N.A., formerly known as First American Bank, SSB (the “Lender”), and is joined in by Astrotech Space Operations, Inc. and SPACEHAB Government Services, Incorporated for the purpose of ratifying and confirming the provisions of the Loan Agreement.

The amendment, which is attached as Exhibit 10.49 and incorporated by reference into this Item, has the effect of amending the terms of the Loan Agreement effective September 30, 2005.

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Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Title of Document

10.49	First Amendment to Loan Agreement, effective September 30, 2005 between SPACEHAB, Incorporated (the “Borrower”) and Citibank Texas, N.A., formerly known as First American Bank, SSB (the “Lender”), as executed on November 10, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPACEHAB, Incorporated

November 10, 2005	By:	/s/ Nicholas G. Morgan
Nicholas G. Morgan Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit Number	Title of Document

10.49	First Amendment to Loan Agreement.